UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VICON INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

VICON INDUSTRIES, INC.
135 Fell Court
Hauppauge, NY 11788
(631) 952-2288

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 20, 2018
TO ALL VICON SHAREHOLDERS:
We are pleased to invite you to attend the 2018 Annual Meeting of Shareholders of Vicon Industries, Inc., a New York corporation (the "Company"), which will be held at its corporate offices, located at 135 Fell Court, Hauppauge, New York 11788, on November 20, 2018 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

Proposal No. 1:	To approve the election of two (2) directors for a term of three years.

Proposal No. 2:	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Proposal No. 3:	To approve the ratification of the appointment of Wei, Wei & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Proposal No. 4:	To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 75,000,000 shares.

Proposal No. 5:	To approve an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of "blank check" preferred stock.

Proposal No. 6:
To approve an amendment to the Company's Certificate of Incorporation to permit written consent by the requisite number of shareholders of the Company for any permitted action in lieu of holding a meeting of shareholders.

Proposal No. 7:
To approve an amendment to the Company's Certificate of Incorporation to provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 909 of the New York Business Corporation Law shall be a majority of the shares entitled to vote thereon.

The Company will not transact any other business at the annual meeting except such business as may properly be brought before the annual meeting or any adjournment or postponement thereof.
The Company's board of directors has fixed October 4, 2018 as the record date for determining which shareholders have the right to receive notice of and to vote at the annual meeting or any adjournments or postponements thereof. Only holders of record of shares of common stock at the close of business on the record date have the right to receive notice of and to vote at the annual meeting. At the close of business on the record date, the Company had 17,552,623 shares of common stock outstanding and entitled to vote. The list of shareholders entitled to vote at the annual meeting will be available for examination by any shareholder at the Company’s offices at 135 Fell Court, Hauppauge, New York, 11788, for at least 10 calendar days prior to the date of the annual meeting.
This booklet contains our Notice of Annual Meeting and Proxy Statement. You may access this booklet, as well as our 2017 Annual Report to Shareholders for the fiscal year ended September 30, 2017, at the following website: http://www.edocumentview.com/VCON.

Your vote is important. Proxy voting permits shareholders unable to attend the annual meeting to vote their shares through a proxy. Most shareholders are unable to attend the annual meeting. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxies as recommended by the Board of Directors. Most shareholders can also vote shares by following the Internet or telephone voting instructions provided on the proxy card. You can change your voting instructions or revoke your proxy at any time prior to the annual meeting by following the instructions included in this proxy statement and on the proxy card.

THE BOARD OF DIRECTORS HAS DETERMINED THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH SUCH PROPOSAL.
The enclosed proxy statement contains important information about the matters to be considered and voted upon at the annual meeting. We urge you to read this proxy statement, including any documents incorporated by reference, carefully and in their entirety.

This proxy statement is dated October 11, 2018
and is being mailed with the form of proxy on or shortly after this date.

INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with rules of the U.S. Securities and Exchange Commission, the Company is using the Internet as its primary means of furnishing proxy materials to shareholders. Therefore, most shareholders will not receive paper copies of these proxy materials. The Company will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including its proxy statement and annual report, and voting via the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of the Company's proxy materials if they so choose.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Tuesday, November 20, 2018 at 10:00 a.m. at its corporate offices, located at 135 Fell Court, Hauppauge, New York 11788. The Company's Proxy Statement and 2017 Annual Report to Shareholders will be available online at http://www.edocumentview.com/VCON.

By Order of the Board of Directors,

Thomas C. Hamilton
Corporate Secretary

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q: Why did I receive these proxy materials?
A: Beginning on or shortly after October 11, 2018, this Proxy Statement is being provided to shareholders who were shareholders as of the October 4, 2018 record date, as part of the Board of Directors' solicitation of proxies for the Company's annual meeting and any postponements or adjournments thereof. This Proxy Statement and the Company's 2017 Annual Report to Shareholders (which have been made available to shareholders eligible to vote at the annual meeting) are being provided in accordance with regulations of the Securities and Exchange Commission (the “SEC”) for proxy solicitations. It contains important information about the matters to be considered at the Company's annual meeting. You are urged to carefully read this proxy statement before voting on any of the matters discussed herein.

Q: What is the Notice of Internet Availability of Proxy Materials that I received in the mail instead of a full set of proxy materials?
A: The Company is pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet, instead of mailing printed copies of those materials to all shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. These shareholders will instead receive a "Notice of Internet Availability of Proxy Materials" with instructions for accessing proxy materials, including the Company's proxy statement and 2017 Annual Report, and voting via the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how shareholders can obtain a paper copy of our proxy materials if they so choose. We believe this process will expedite shareholders' receipt of proxy materials, lower the costs of the annual meeting and conserve natural resources.  If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election. Shareholders who have elected to receive the proxy materials electronically will be receiving an email on or about October 11, 2018 with information on how to access shareholder information and instructions for voting.
Q: What am I being asked to vote on?
A: Shareholders are being asked to vote on the following proposals at the annual meeting:

•	Proposal No. 1: To approve the election of two (2) directors for a term of three years;

•	Proposal No. 2: To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers;

•	Proposal No. 3: To approve the appointment of Wei, Wei & Co., LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2018;

•	Proposal No. 4: To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 75,000,000 shares;

•	Proposal No. 5: To approve an amendment to the Company's Restated Certificate of Incorporation to authorize 5,000,000 shares of "blank check" preferred stock;

•
Proposal No. 6: To approve an amendment to the Company's Restated Certificate of Incorporation to permit written consent by the requisite number of shareholders of the Company for any permitted action in lieu of holding a meeting of shareholders; and

•
Proposal No. 7: To approve an amendment to the Company's Restated Certificate of Incorporation to provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 909 of the New York Business Corporation Law shall be a majority of the shares entitled to vote thereon.

The Company knows of no other matters to be brought before the annual meeting, but if other matters are properly brought before the meeting, or at any adjournment or postponement thereof, the persons named in the proxy intend to take such action as in their judgment is in the best interests of the Company and its shareholders.

Q: What do I need to do now?
A: You are encouraged to carefully read and consider the information in this proxy statement, including the documents incorporated herein by reference. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered a “shareholder of record” with respect to those shares. If this is the case, this proxy statement has been sent or provided directly to you by the Company.
If you are the shareholder of record of your shares of common stock, you may instruct the proxy holders how to vote your shares by:

•
Logging onto the website http://www.envisionreports.com/VCON and following the prompts using your control number located on your proxy card to vote over the Internet anytime up to 1:00 a.m., Central Daylight Time, on November 20, 2018 and following the instructions provided on that site;

•
Dialing 1-800-652-VOTE (8683) and listening for further directions to vote by telephone anytime up to 1:00 a.m., Central Daylight Time, on November 20, 2018 and following the instructions provided in the recorded message; or

•	Signing and returning your proxy card in the postage-paid envelope provided.
If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held for you in “street name.” If this is the case, the proxy materials have been forwarded to you by your broker, bank or other nominee, which is considered the shareholder of record with respect to these shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Your broker, bank or nominee should provide a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares. Please follow the instructions provided by the nominee or contact the nominee directly if you need to receive a voting instruction card or have any questions about voting your shares held in street name.
Shareholders may also attend the annual meeting and vote in person. If you hold shares in street name and wish to be able to vote in person at the annual meeting, you must obtain a “legal proxy” from your broker, bank or other nominee and present it to the inspector of elections with your ballot at the annual meeting. Even if you plan to attend the annual meeting in person, we recommend that you submit your proxy in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the meeting. Submitting your proxy in advance of the annual meeting will not affect your right to vote in person should you decide to attend the meeting.
Q: What vote of shareholders is required to approve each item?
A: Assuming a quorum is present at the annual meeting, the vote requirements for the various proposals are as follows:

•
Proposal No. 1 - Election of Directors: Your proxy enables you to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD” authority to vote for the nominees being proposed. Directors are elected by a plurality of the votes cast, without regard to either: (i) broker non-votes or (ii) proxies to the extent they withhold authority to vote for the nominee being proposed.

•
Proposal No. 2 - Approval of the Compensation of Named Executive Officers: Your proxy enables you to vote “FOR” or “AGAINST” the approval, on an advisory basis, of the Company's executive compensation or “ABSTAIN” with regard to such approval. The approval, on an advisory basis, of executive compensation shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either: (i) broker non-votes or (ii) proxies marked “ABSTAIN” as to the proposal.  Because this vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

•
Proposal No. 3 - Approval of the Appointment of Independent Registered Public Accountants: Your proxy enables you to vote “FOR” or “AGAINST” the ratification of independent registered public accountants or “ABSTAIN” with regard to such ratification. The ratification of independent registered public accountants shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either: (i) broker non-votes or (ii) proxies marked “ABSTAIN” as to the proposal.

•
Proposal No. 4 - Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 75,000,000: Your proxy enables you to vote “FOR” or “AGAINST” the approval of this proposal or “ABSTAIN” with regard to such approval. The approval of this proposal requires the affirmative vote of the holders of a majority of shares of common stock issued and outstanding and entitled to vote. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal.

•
Proposal No. 5 - Approval of an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of "blank check" preferred stock: Your proxy enables you to vote “FOR” or “AGAINST” the approval of this proposal or “ABSTAIN” with regard to such approval. The approval of this proposal requires the affirmative vote of the holders of a majority of shares of common stock issued and outstanding and entitled to vote. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal.

•
Proposal No. 6 - Approval of an amendment to the Company's Certificate of Incorporation to permit written consent by the requisite number of shareholders of the Company for any permitted action in lieu of holding a meeting of shareholders: Your proxy enables you to vote “FOR” or “AGAINST” the approval of this proposal or “ABSTAIN” with regard to such approval. The approval of this proposal requires the affirmative vote of the holders of a majority of shares of common stock issued and outstanding and entitled to vote. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal.

•
Proposal No. 7 - Approval of an amendment to the Company's Certificate of Incorporation to provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 909 of the New York Business Corporation Law shall be a majority of the shares entitled to vote thereon: Your proxy enables you to vote “FOR” or “AGAINST” the approval of this proposal or “ABSTAIN” with regard to such approval. The approval of this proposal requires the affirmative vote of the holders of two-thirds (2/3) of the shares of common stock issued and outstanding and entitled to vote. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal.

Q: What is the quorum requirement for the annual meeting?
A: For the annual meeting to be held, one-third of the Company's outstanding shares of common stock as of October 4, 2018 must be present at the meeting. This is referred to as a quorum.

Your shares are counted as present at the meeting if you either: (i) attend the meeting, (ii) properly submit your proxy in your name or through your record holder or (iii) your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a broker non-vote on the ratification of accountants. In the event that there are insufficient votes for a quorum or to approve any proposal at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. On October 4, 2018, there were 17,552,623 shares of common stock outstanding and entitled to vote.

Q: How many votes do I have?
A: You are entitled to one vote for each share of common stock you owned at the close of business on the record date, provided that those shares are either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a nominee.

Q: What should I do if I receive more than one set of voting materials?
A: You may receive more than one notice or set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. If you receive more than one proxy card, please vote promptly with respect to each proxy card that you receive to ensure that all of your shares are voted at the annual meeting.
Q: What happens if I do not return a proxy card or otherwise provide proxy instructions?
A: If you are the holder of record of your shares, the failure to return your proxy card means that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting and will not be counted toward the vote for any of the proposals. Executed proxies without instructions will be voted “FOR” each of the proposals to be considered at the annual meeting.

Q: Can I change or revoke my vote after I return a proxy card or voting instruction card?
A: Yes, you may change your mind at any time before the vote is taken at the annual meeting. If you are the holder of record of your shares, you may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Company’s Corporate Secretary at its principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered.

If you are the beneficial owner of your shares, you must contact your broker, bank or other nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described above.
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1. ELECTION OF TWO DIRECTORS

The Board of Directors is currently comprised of four directors: two directors who were appointed to the Board in March 2018 by Cemtrex, Inc. (“Cemtrex”), our principal shareholder, in connection with its purchase of 7,284,824 shares and a warrant to purchase an additional 1,500,000 shares of the Company’s common stock; and two directors whose term expires in 2019. Directors are generally elected by the shareholders to serve a term of three years (subject to the election and qualification of their successors, or their earlier death, resignation or removal). Pursuant to Section 705 of the New York Business Corporation Law, directors elected by the Board to fill a vacancy hold office until the next annual meeting of shareholders or until their successors have been elected and qualified, and directors elected by shareholders to fill a vacancy serve the remainder of the original three-year vacancy term.

The nominees proposed for election at the annual meeting for a term expiring in 2021 are Mr. Aron Govil and Mr. Saagar Govil. In the event that these nominees are unable or decline to serve for any reason, the Board may appoint a replacement to fill the vacancy. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

Vote Required
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either "FOR" all of the nominees or WITHHOLD your vote from any one or more of the nominee. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy will be voted FOR the director nominees named in this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT

Information with Respect to Nominees and Continuing Directors

The following sets forth the names of the nominees and continuing directors, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each and the year in which each became a director of the Company.

Nominees and Principal Occupation	Director Since	Age
Saagar Govil Chairman of the Board and Chief Executive Officer - Cemtrex, Inc. and Vicon Industries, Inc.	2018	32

Aron Govil Executive Director - Cemtrex, Inc.	2018	62

Continuing Directors whose Term of Office Expires in 2019
Steven E. Walin Retired Chief Executive Officer - GVI Security Solutions, Inc.	2016	63

Warren J. White Retired Senior Vice President of Global Business Engineering - CGI Group, Inc.	2016	66

Nominee Biographies

Saagar Govil - Chairman of the Board of Directors. Mr. Saagar Govil was appointed as Chairman of the Board and Chief Executive Officer in March 2018 pursuant to a letter agreement between the Company and Cemtrex entered into in connection with Cemtrex's purchase of 7,284,824 shares of the Company’s common stock, along with a warrant to purchase an additional 1,500,000 shares, from NIL Funding Corporation. He also currently serves as the Chairman of the Board of Cemtrex, a position he has held since June 2014, and as its Chief Executive Officer and President, positions he has held since December 2011. Mr. Govil holds a B.E. in Materials Engineering from Stony Brook University, N.Y. Saagar Govil is the son of Aron Govil. He brings extensive experience in operations, technology and public company oversight. His current term on the Board will end at the 2018 Annual Meeting of Shareholders.

Aron Govil - Director. Mr. Aron Govil was appointed to the Board in March 2018 pursuant to the letter agreement between the Company and Cemtrex entered into in connection with Cemtrex's purchase of 7,284,824 shares of the Company’s common stock, along with a warrant to purchase an additional 1,500,000 shares, from NIL Funding Corporation. He also serves as Cemtrex’s Executive Director and previously served as its Chairman of the Board of Cemtrex until June 2014. Since 1996, he has also been the President of Ducon Technologies Inc., a privately-held company engaged in energy and environmental control systems. Prior, he worked at various management and technical positions in the environmental industry. Mr. Govil holds a B.E. degree in chemical engineering, an M.B.A. in Finance and is also a Professional Engineer licensed in New York and New Jersey. He brings extensive experience in operations, finance, technology and public company oversight. His current term on the Board will end at the 2018 Annual Meeting of Shareholders.

Continuing Director Biographies

Steven E. Walin - Director. Mr. Walin has been a director of the Company since 2016. He served as the Chief Executive Officer of GVI Security Solutions, Inc., a developer and distributor of video surveillance solutions, where he retired from in 2011 to manage personal investments in both the security and consumer finance industries. He also served as the company’s Chairman of the Board prior to its acquisition in 2009. Mr. Walin served as the President of General Electric’s Security Enterprise Solutions Group from 2003 to 2006 and previously served as the Senior Vice President of North American Security for the Security Systems Division of Siemens Building Technologies since 2001. Prior to that, Mr. Walin served in various senior level capacities for companies serving the broad security market. Mr. Walin brings extensive knowledge of video and broader security markets having spent his entire career in the industry. He also brings general senior level operational experience to the Board. His current term on the Board will end at the 2019 Annual Meeting of Shareholders.

Warren J. White - Director. Mr. White has been a director of the Company since 2016. He served as the Senior Vice President of Global Business Engineering for CGI Group Inc., a publicly listed international IT services provider, where he retired in 2012. He previously served as the Vice President of Information Technology and Global Procurement at Alcan Aluminum until 2003. Mr. White presently works as an independent consultant in Information Technology and teaches related subjects at the John Molson School of Business. He also serves on the Board of Directors for a number publicly listed companies, including Supremex Inc., Circa Enterprises Inc. and Titan Logix Corp. Mr. White brings extensive experience in information technology, international operations, strategic planning, public company oversight and finance, having started his career as a licensed accountant. His current term on the Board will end at the 2019 Annual Meeting of Shareholders.

THE ROLE OF THE BOARD OF DIRECTORS
General

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Outside members of the Board are kept informed of the Company's business through various reports and documents sent to them, as well as through operating and financial reports made at Board and committee meetings by senior management.

Board Leadership Structure

The Board of Directors believes that it should have the flexibility to establish a leadership structure that works best for the Company at a particular time, and reviews that structure from time to time. Mr. Saagar Govil currently serves as both the Company’s Chief Executive Officer and Chairman of the Board, having been appointed to such positions by the Board of Directors in March 2018 in connection with the purchase by Cemtrex of 7,284,824 shares of the Company’s common stock, and a warrant to purchase an additional 1,500,000 shares from NIL Funding Corporation. Any decision to change the structure in the future will be based on what the Board believes is the most effective and efficient structure for the Company, taking into account the experience and expertise of the CEO, the skills, experience and expertise of the directors and the Company’s circumstances and needs at that time.

Board Oversight of Risk

The Board of Directors recognizes that although risk management is primarily the responsibility of the Company's management team, the Board plays a critical role in the oversight of risk. The Board believes that an important part of its responsibilities is to assess the major risks which the Company faces and review the Company's options for monitoring and controlling these risks. The Board has delegated responsibility for the Company's overall risk assessment and risk management policies to the Audit Committee. The Audit Committee also has specific responsibility for oversight of risks associated with financial accounting and audits, internal control over financial reporting and the Company's major financial risk exposures. The Board of Directors as a whole examines specific business risks in its periodic reviews of the individual business units and also on a company-wide basis as part of its regular reviews.

Outside of formal meetings, directors have regular access to senior executives, including the Company's Chief Executive and Financial Officer.  The Board believes that this structure allows it to maintain effective oversight over the Company's risks and ensures that management personnel are following prudent and appropriate risk management practices.

Board Composition

The Company's Board of Directors is comprised of individuals with diverse experience at policy-making levels in a variety of industries and businesses in areas that are relevant to the Company's activities. Each director was nominated on the basis of the unique experience, qualifications, attributes and skills that he brings to the board, as well as how those factors blend with those of the others on the Board as a whole.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

The Board of Directors presently has an Audit Committee and recently dissolved its Compensation and Nominating and Governance Committees due to the limited number of independent directors serving on the Board and for cost containment purposes.

The Audit Committee consists of Messrs. A. Govil (Chairman), Walin and White. Due to and a recent director resignation and the Company’s limited resources to replace that director, the Company does not have an “audit committee financial expert,” under the rules of the SEC, serving on the Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including review of the financial reports and other financial information of the Company, the Company's system of internal accounting controls, the Company's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Company's independent registered public accountants. The Audit Committee has sole authority to appoint, retain, compensate, evaluate and terminate the independent registered public accountants. The Audit Committee will periodically review the Audit Committee Charter in light of new developments in applicable regulations and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices. A copy of the Audit Committee Charter is available on the Company's website at http://www.vicon-security.com. The Committee met four times during the last fiscal year.

The Board of Directors held twelve meetings in the Company's 2017 fiscal year, including all regularly scheduled and annual meetings. No Board member attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which they were directors) and (2) the total number of meetings held by all committees on which they served (during the periods that they served). The prior year annual meeting was attended by all of the directors.

Term Limits

Directors may not stand for re-election after 70, except that any director may serve additional three-year terms after age 70 with the unanimous consent of the Board of Directors.

Certain Relationships and Related Transactions

On August 8, 2018, the Company entered into a Research and Development Services Agreement (the “Agreement”) with Cemtrex, Inc. ("Cemtrex") to provide the Company with outsourced software development services. The Company is transitioning its principal Israeli based software development activities to Cemtrex’s India based services group, which has now assumed principal software coding and test responsibilities for the Company. The outsourcing of these activities is expected to materially reduce the Company’s software development costs and provide development efficiencies, which should help expedite its software roadmap. The terms of the Agreement, among other things, set forth the scope of services, consideration, developed technology ownership, non-disclosure and safeguard of the Company’s software code. Pursuant to an informal agreement, $122,559 of fees were billed by Cemtrex to the Company during the three and nine-month periods ended June 30, 2018 in connection with the transition of software development activities. Cemtrex beneficially owns 46% of the Company’s common stock. In addition, the Chief Executive Officer of Cemtrex serves as the Chief Executive Officer of the Company, and the principal shareholder of Cemtrex, who serves as a director of Cemtrex, also serves as a director of the Company.

To date, the Company has not adopted a formal written policy with respect to related party transactions. However, an informal unwritten policy has been in place whereby all such related-party transactions are reported to, and approved by, the full Board of Directors (other than any interested director).

Director Independence

The Board of Directors is comprised of four individuals, including Messrs. Saagar Govil and Aron Govil who are not independent directors. The other directors, Messrs. Walin and White, are "independent" using the definition set forth in the NYSE MKT Company Guide, which was chosen for use in evaluating board independence as if the Company were listed on such exchange. The Company does not have an independent audit committee as Mr. Aron Govil serves on this committee.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all its employees, including its chief executive, financial and accounting officer, controller, and any persons performing similar functions. Such Code of Ethics and Business Conduct is published on the Company's internet website at http://www.vicon-security.com.

Ability of Shareholders to Communicate with the Board of Directors

Shareholders may contact the Board of Directors by sending a written communication addressed to the Board of Directors in care of the Corporate Secretary of Vicon Industries, Inc., 135 Fell Court, Hauppauge, NY 11788. The Company's Corporate Secretary will relay all such communications to the Board of Directors, or individual members, as appropriate.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control.
In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited consolidated financial statements as of and for the fiscal year ended September 30, 2017. Additionally, the Committee has reviewed and discussed with management and the independent registered public accountants the Company’s unaudited interim financial statements as of and for the end of each fiscal quarter. Such discussions occur prior to issuance of news releases reporting quarterly results.
The Committee has discussed with the independent registered public accountants the matters required to be discussed under generally accepted auditing standards, including Auditing Standard No. 16, “Communication with Audit Committees” of the Public Company Accounting Oversight Board.
The Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited fiscal year-end financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017.

Submitted by the Audit Committee,

Aron Govil, Chairman
Steven E. Walin	Warren J. White

OFFICERS OF THE COMPANY

The Company has five officers. They are:

Name and Age	Title
Saagar Govil, age 32	Chief Executive Officer
John M. Badke, age 59	Chief Operating Officer and Chief Financial Officer
Bret M. McGowan, age 52	Senior Vice President, Sales and Marketing (Americas)
Peter A. Horn, age 63	Vice President, Operations
Mark S. Provinsal, age 52	Managing Director, Vicon Industries, Ltd.

Mr. Govil was appointed as Chairman of the Board and Chief Executive Officer in March 2018 pursuant to the letter agreement between the Company and Cemtrex entered into in connection with Cemtrex's purchase of 7,284,824 shares of the Company’s common stock, along with a warrant to purchase an additional 1,500,000 shares, from NIL Funding Corporation. He also currently serves as the Chairman of the Board of Cemtrex, Inc., a position he has held since June 2014, and as its Chief Executive Officer and President, positions he has held since December 2011. Mr. Govil holds a B.E. in Materials Engineering from Stony Brook University, N.Y.

Mr. Badke was appointed Chief Operating Officer of the Company in March 2018. He previously served as Chief Executive Officer from August 2016 to March 2018. He also serves as the Company’s Chief Financial Officer, a position he has held since 1999.  Mr. Badke originally joined the Company in 1992 as its Controller.  Prior to joining the Company, Mr. Badke was Controller for NEK Cable, Inc. and an audit manager with the international accounting firms of Arthur Andersen & Co. and Peat Marwick Main & Co.

Mr. McGowan has been Senior Vice President, Sales and Marketing (Americas) since June 2012. Previously, he served in varying Sales and Marketing vice president capacities since 2001. Prior to that, he served as Director of Marketing since 1998 and as Marketing Manager since 1994. He joined the Company in 1993 as a Marketing Specialist.

Mr. Horn has been Vice President, Operations since June 1999. From 1995 to 1999, he was Vice President, Compliance and Quality Assurance. Prior to that time, he served as Vice President in various capacities since his promotion in May 1990.

Mr. Provinsal joined the Company in January 2010 as its Vice President, Marketing and Product Management and in January 2012, transferred to the Company's U.K. based subsidiary, Vicon Industries, Ltd., to serve as its Director of Sales and Marketing until becoming its Managing Director in June 2014. Prior to joining the Company, Mr. Provinsal served as Executive Vice President of Dedicated Micros Inc. (U.S.) since 2008 and prior to that as its Vice President Marketing and Product Strategy since joining the company in 2006. From 2000 to 2006, he served as the Director of Marketing and Product Development of IPIX Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of October 4, 2018, based on information furnished by the persons named below, obtained by the Company from its transfer agent or obtained from filings made by the persons named below with the SEC, with respect to the beneficial ownership of shares of common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock, (ii) each director and named executive officer of the Company and (iii) all directors and executive officers of the Company as a group.

Name and Address Of Beneficial Owner	Number of Shares Beneficially Owned (1)		% of Class

Cemtrex, Inc. and Aron Govil 19 Engineers Lane Farmingdale, NY 11735

	8,784,824	(2)	46.1%

Gordian, Inc. and Gregory A. Bone 424 Peachtree Lane Paso Robles, CA 93446

	1,382,111	(3)	7.9%

John M. Badke	84,746	(4)	*
Bret M. McGowan	45,135	(5)	*
Steven E. Walin	3,750	(6)	*
Warren J. White	3,750	(6)	*
Total all Executive Officers and Directors as a Group (8 persons)	261,476	(7)	1.5%
* Less than 1%

(1)   All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and based on 17,552,623 shares of common stock outstanding on October 4, 2018. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power over the shares of stock owned.
(2) Includes 1,500,000 shares issuable upon exercise of warrants. All shares and warrants are owned directly by Cemtrex, Inc. As the controlling stockholder and Executive Director of Cemtrex, Aron Govil may be deemed to beneficially own such shares and warrants.
(3) Includes 1,306,350 shares held by Gordian, Inc. and 75,761 shares held by Gregory A. Bone. Mr. Bone is the President, a director and the principal shareholder of Gordian, Inc. and therefore may be deemed to beneficially own the securities held by Gordian, Inc.
(4)   Includes currently exercisable options to purchase 39,900 shares.
(5)   Includes currently exercisable options to purchase 26,900 shares.
(6)  Includes currently exercisable options to purchase 3,750 shares.
(7)  Includes currently exercisable options to purchase 135,200 shares.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Philosophy and Objectives of Our Compensation Program

The Company’s compensation programs are intended to enable it to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase shareholder value. It is the Company’s policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the business. To attain these objectives, the executive compensation program includes four key components:

Base Salary.  Base salary for the Company’s executives is intended to provide competitive remuneration for services provided to the Company over a one-year period. Base salaries are set at levels designed to attract and retain the most appropriately qualified individuals for each of the key management level positions within the Company.

Cash Incentive Bonuses.  The Company's bonus programs are intended to reward executive officers for the achievement of various annual performance goals approved by the Company’s Board of Directors. For fiscal 2017 and 2016, there were no bonus plans established and no bonuses were paid to the Company’s executive officers.

Equity-based Compensation.  Equity-based compensation is designed to provide incentives to the Company’s executive officers to build shareholder value over the long term by aligning their interests with the interest of shareholders. The Company believes that equity-based compensation provides an incentive that focuses the executive's attention on managing the company from the perspective of an owner with an equity stake in the business. Among our executive officers, the number of shares of stock awarded or common stock subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on the Company’s profitability and growth. Previous grants of stock options or stock grants are reviewed in determining the size of any executive's award in a particular year.

In March 2007, the Board of Directors adopted the Company’s 2007 Stock Incentive Plan, which was approved by the Company’s shareholders at its 2007 Annual Meeting of Shareholders held on May 18, 2007. Under such plan, a total of 500,000 shares of common stock were reserved for issuance and include the grant of stock options, restricted stock and other stock awards. The purpose of the Stock Incentive Plan is to attract and retain executive management by providing them with appropriate equity-based incentives and rewards for superior performance and to provide incentive to a broader range of employees.   No stock options were awarded to the Company’s executive officers in fiscal 2017 and 2016.

Retirement, Health and Welfare Benefits and Other Perquisites.  The Company’s executive officers are entitled to a specified retirement/severance benefit pursuant to employment agreements as detailed below.

In addition, the executive officers are entitled to participate in all of the Company’s employee benefit plans, including medical, dental, group life, disability, accidental death and dismemberment insurance and the Company’s sponsored 401(k). The Company also has provided its named executive officers with either a leased car or automobile allowance.

Employment Agreements

The Company has entered into employment agreements with certain of its named executive officers that provide certain benefits upon termination of employment or change in control of the Company without Board of Director approval. All such agreements provide the named executive officer with a payment of three times their average annual compensation for the previous five year period if there is a change in control of the Company without Board of Director approval, as defined. Such payment can be taken in a present value lump sum or equal installments over a three year period. The agreements also provide the named executive officers with certain severance/retirement benefits upon certain occurrences including termination of employment without cause as defined, termination of employment due to the Company’s breach of specified employment conditions (good reason termination), death, disability or retirement at a specified age. Such severance/retirement benefit provisions survive the expiration of the agreements and include a fixed stated benefit of $350,000 for Mr. Badke and $290,000 for Mr. McGowan.  In addition, Mr. Badke receives an additional deferred compensation benefit upon termination of employment in certain circumstances in the form of 6,561 shares of the Company’s common stock.

2017 Summary Compensation Table

The following table sets forth all compensation for the fiscal year ended September 30, 2017 awarded to or earned by the Company’s Chief Executive Officer and by each of its other named executive officers whose total compensation exceeded $100,000 during such period.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)
John M. Badke Chief Operating Officer and Chief Financial Officer	2017	225,000	7,974	232,974
	2016	193,096	7,843	200,939

Bret M. McGowan Senior Vice President, Sales and Marketing (Americas)	2017	190,000	6,000	196,000
	2016	190,000	6,000	196,000

(1)	Represents automobile expense paid by the Company.

Outstanding Equity Awards at Fiscal 2017 Year-End

The following table sets forth information with respect to the outstanding equity awards of the named executive officers as of September 30, 2017.

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
John M. Badke Chief Operating Officer and Chief Financial Officer	10,000	(1)	—	(1)	$4.79	5/22/2018
	8,000	(1)	—	(1)	$5.00	11/5/2018
	7,000	(1)	—	(1)	$4.06	10/15/2020
	6,500	(1)	—	(1)	$3.31	10/25/2021
	8,000	(1)	2,000	(1)	$2.62	12/4/2022
	5,600	(2)	8,400	(2)	$1.48	6/9/2025

Bret M. McGowan Senior Vice President, Sales and Marketing (Americas)	5,000	(1)	—	(1)	$4.79	5/22/2018
	7,000	(1)	—	(1)	$4.06	10/15/2020
	6,500	(1)	—	(1)	$3.31	10/25/2021
	4,000	(1)	1,000	(1)	$2.62	12/4/2022
	5,600	(2)	8,400	(2)	$1.48	6/9/2025

(1)	Options vest over a five year period in five equal annual installments beginning on the first anniversary of the grant date. Options expire after the tenth anniversary of the grant date.

(2)	Options vest over a four year period in four equal annual installments beginning on the first anniversary of the grant date. Options expire after the tenth anniversary of the grant date.

Fiscal 2017 Directors' Compensation

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended September 30, 2017.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Arthur D. Roche	47,000	47,000
Julian A. Tiedemann	54,000	54,000
Steven E. Walin	45,000	45,000
Warren J. White	45,000	45,000

Director Compensation

During fiscal 2017, non-employee directors were compensated at the rate of $35,000 per year retainer and $1,000 per committee meeting attended in person or by teleconference, with the non-executive Chairman of the Board receiving an additional annual retainer of $15,000. Also, the Chairman of the Audit Committee received an additional annual retainer of $8,000 and the Chairperson of each of the Compensation and Nominating and Governance Committees received an additional annual retainer of $6,000. Employee directors are not compensated for Board or committee meetings.  Effective September 2018, non-employee directors are compensated at the rate of $24,000 per year retainer with no additional fees paid for attendance at meetings or chairing of committees.

PROPOSAL 2. APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of its named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.
The Company’s compensation programs are designed to enable it to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase shareholder value. It is the Company’s policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the businesses. Please see the “Executive Compensation - Compensation Discussion and Analysis” section and the related compensation tables above for additional details about the Company’s executive compensation programs, including information about the fiscal year 2017 compensation of named executive officers.
The Company is asking its shareholders to indicate their support for its named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Company’s named executive officers’ compensation. The Company currently conducts an advisory vote on the compensation of its named executives annually and the next such shareholder advisory vote after its 2018 Annual Meeting of Shareholders will take place at its 2019 Annual Meeting of Shareholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company requests that its shareholders vote “FOR” the following resolution at the annual meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory (nonbinding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
The say-on-pay vote is advisory, and therefore not binding on the Company or the Board of Directors. The Board of Directors values the opinions of its shareholders and they will consider the results of the vote in future compensation deliberations.
Vote Required
Proposal No. 2 to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers requires approval by a majority of the total votes cast, in person or by proxy, at the annual meeting at which a quorum is present. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Because this proposal is a non-routine matter, brokerage firms and other nominees do not have the discretion to vote uninstructed shares held by beneficial owners. Accordingly, broker non-votes may result from this proposal. Abstentions and broker non-votes will not have any effect on the results of this vote.
Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company has recently appointed Wei, Wei & Co., LLP as its independent registered public accountants for the fiscal year ending September 30, 2018 and further directed that management submit the Board's appointment of the Company's public accountants to shareholders at the annual meeting for ratification. BDO USA, LLP previously served as the Company’s independent registered public accountants.

The following table details: the aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the financial statements included in the Company’s quarterly reports on Form 10-Q; the aggregate fees billed by BDO USA, LLP for audit related matters and; the aggregate fees billed by BDO USA, LLP for tax compliance, tax advice and tax planning during fiscal years ended September 30, 2017 and 2016:

	2017	2016
Audit fees	$295,000	$268,000
Audit related fees	—	—
Tax fees	49,000	56,000
Totals	$344,000	$324,000

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval generally is provided for an annual period and any pre-approval is detailed as to the particular service or category of services and is subject to a specific limit. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis, which must be accompanied by a detailed explanation for each proposed service. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting. The Audit Committee has concluded that non-audit services provided by BDO USA, LLP were compatible with maintaining their independence.

Vote Required
Proposal No. 3 to approve the ratification of the appointment of Wei, Wei & Co., LLP as the Company’s independent registered public accounting firm requires a majority of the votes cast, in person or by proxy, at the annual meeting at which a quorum is present. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote uninstructed shares on this proposal.
Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the ratification of the appointment of Wei, Wei & Co., LLP as the Company’s independent registered public accountants.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WEI, WEI & CO., LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 75,000,000 SHARES
The Board of Directors has approved, subject to receipt of shareholder approval, an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 25,000,000 to 75,000,000 shares of common stock, $.01 par value per share. The additional 50,000,000 shares of common stock authorized by the proposed amendment would have the same rights and privileges as the shares of common stock currently authorized and outstanding. As of October 4, 2018, there were 17,552,623 shares of common stock outstanding. The text of the form of proposed amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock is attached to this proxy statement as Appendix A.
In the opinion of the Board of Directors of the Company, the additional authorized shares of common stock will benefit the Company by providing it flexibility to issue additional common stock from time to time in responding to business needs and opportunities as they arise, or for other proper corporate purposes, without requiring further action or authorization by the Company’s shareholders (except as may be required by law or the rules of any stock exchange on which the Company’s securities may then be listed). These opportunities, needs and purposes might include obtaining capital funds through public and private offerings of common stock or of securities convertible into common stock. The Company has no present arrangements or understandings with respect to financing plans.
There are no preemptive rights with respect to the Company’s shares of common stock and, accordingly, existing shareholders would not have any preferential right to purchase any of the additional shares of common stock when issued. The rights of holders of common stock and any additional shares of common stock may be adversely affected by the issuance of one or more series of preferred stock (see Proposal 5 below).
Although the Board of Directors would only authorize the issuance of additional shares of common stock based on its judgment as to the best interests of the Company and its shareholders, the issuance of additional authorized shares could have the effect of diluting the voting power or book value per share of the outstanding common stock. The issuance of any additional shares of common stock will be on terms deemed to be in the best interests of the Company and its shareholders.
The amendment to the Certificate of Incorporation to authorize an increase in the number of shares of common stock could adversely affect the ability of third parties to take over or change the control of the Company. To the extent consistent with its fiduciary duties, the Board of Directors could attempt to deter future takeover attempts by using additional shares of common stock to dilute the ownership of persons seeking to gain control of the Company. The Company, however, is aware of no such attempt and has no plans or arrangements with respect to the same.

Vote Required
Proposal No. 4 to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 25,000,000 to 75,000,000 shares of common stock, $.01 par value per share, requires the affirmative vote of the holders of a majority of shares of common stock issued and outstanding and entitled to vote. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal. Brokerage firms have no authority to vote uninstructed shares on this proposal.
Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 25,000,000 to 75,000,000 shares of common stock, $.01 par value per share.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

PROPOSAL 5. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK

The Board of Directors has approved, subject to receipt of shareholder approval, an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of "blank check" preferred stock for issuance. The amendment will vest in the Board of Directors the authority to create one or more series of preferred stock and to determine by resolution the terms of each such series referred to as “blank check” provisions, without further shareholder approval. The authority of the Board of Directors with respect to each series, without limitation, includes a determination of the following: (a) the number of shares to constitute the series; (b) the liquidation rights, if any; (c) the dividend rights and rates, if any; (d) the rights and terms of redemption; (e) the voting rights, if any, which may be full, special, conditional, or limited; (f) whether the shares will be convertible or exchangeable into securities of the Corporation, and the rates thereof, if any; (g) any limitations on the payment of dividends on the common stock and non-voting common stock while any series is outstanding; (h) any other provisions that are not inconsistent with the Certificate of Incorporation; and (i) any other preference, limitations, or rights that are permitted by law. The text of the form of proposed amendment to the Company’s Certificate of Incorporation to authorize "blank check" preferred stock is attached to this proxy statement as Appendix A.
The Company's Certificate of Incorporation does not presently authorize the issuance of shares other than common stock. The primary purpose of establishing a class of “blank check” preferred stock is to provide the Corporation with greater flexibility with respect to future financing transactions. The Board of Directors has concluded that the Company should have a full range of capital financing alternatives available in its Certificate of Incorporation to meet the needs of particular transactions and then prevailing market conditions.
The rights of the holders of the Company’s common stock may be adversely affected by the rights of the holders of any preferred stock that may be issued in the future. To the extent that dividends will be payable on any issued shares of preferred stock, the result would be to reduce the amount otherwise available for payment of dividends on outstanding shares of common stock, and there might be restrictions placed on the Company’s ability to declare dividends on its common stock or to repurchase shares of common stock. The issuance of preferred stock having voting rights would dilute the voting power of the holders of common stock. To the extent that preferred stock is made convertible into shares of common stock, the effect, upon such conversion, would also be to dilute the voting power and ownership percentage of the holders of common stock. In addition, holders of preferred stock would normally receive superior rights in the event of any dissolution, liquidation, or winding-up of the Company, thereby diminishing the rights of the holders of common stock to distribution of the Company’s assets. Shares of preferred stock of any series would not entitle the holder to any pre-emptive right to purchase or subscribe for any shares of that or any other class.
The Board of Directors believes that authorization of the preferred stock is in the best interests of the Company and its shareholders and does not have any plans calling for the issuance of shares of preferred stock at the present time. The designation and issuance of any series of preferred stock would be on terms deemed by the Board of Directors to be in the best interests of the Company and its shareholders at that time.
The amendment to the Certificate of Incorporation to authorize preferred stock as proposed could also adversely affect the ability of third parties to take over or change the control of the Company. The issuance of preferred stock with voting rights may, under certain circumstances, create voting impediments with respect to changes in control of the Company or dilute the stock ownership of holders of common stock seeking to obtain control of the Company. The ability of the Board to establish the rights of, and to cause the Company to issue, substantial amounts of preferred stock without the need for shareholder approval could discourage potential acquirers and therefore deprive shareholders of benefits they might otherwise obtain from an attempt to acquire ownership or control of the Company, such as selling their shares at a premium over market price. Potentially, the issuance of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office even if such change would serve the interests of the Company and its shareholders. In addition, the issuance of preferred stock to Cemtrex or its affiliates could further consolidate Cemtrex’s control over the Company.
While the proposed amendment may have anti-takeover ramifications, the Board believes that the benefits it would confer on the Company outweigh any potential disadvantages. In addition to the enhanced ability to finance acquisitions and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and its shareholders. Notwithstanding the foregoing, the Board has no present intention to issue the authorized preferred shares for any defensive or anti-takeover purpose, subject to the exercise of its fiduciary duties to the Company and its shareholders. Rather, the Board intends to issue preferred shares only for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Company and its shareholders.

Vote Required
Proposal No. 5 to approve an amendment to the Company’s Certificate of Incorporation authorizing 5,000,000 shares of "blank check" preferred stock for issuance requires the affirmative vote of the holders of a majority of shares of common stock issued and outstanding and entitled to vote. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal. Brokerage firms have no authority to vote uninstructed shares on this proposal.

Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the approval of an amendment to the Company's Certificate of Incorporation authorizing 5,000,000 shares of "blank check" preferred stock.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING 5,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK

PROPOSAL 6. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS OF THE COMPANY

The Board of Directors has approved, subject to receipt of shareholder approval, an amendment to the Company's Certificate of Incorporation to permit written consent by the requisite number of shareholders of the Company for any permitted action in lieu of holding a meeting of shareholders. The primary purpose of the amendment is for general corporate purposes including, without limitation, to facilitate capital raising, strategic business opportunities and other general corporate purposes. The adoption of the amendment would allow the holders of the minimum number of shares that would be required to approve any action at a meeting of shareholders to authorize such action on behalf of the shareholders without a meeting. The text of the form of proposed amendment to the Company’s Certificate of Incorporation to permit action by written consent of the shareholders is attached to this proxy statement as Appendix A.

The Board believes this amendment is necessary and advisable in order to create flexibility in today’s competitive and rapidly changing environment. By allowing for increased flexibility in taking corporate actions, the effect of this amendment is expected to facilitate potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the common stock.

This amendment will make it easier for Cemtrex, Inc., the Company’s principal shareholder, to assert its control over the Company and approve of actions without the need to convene a meeting a shareholders, particularly if Cemtrex’s beneficial ownership of the Company’s common stock increases from its present level of 46.1% to in excess of 50%. The amendment could also, under certain circumstances, result in discouraging, delaying or preventing a change in control of the Company.  For example, the holder(s) of all issued and outstanding shares of common stock, voting together by written consent, could veto a change in control approved by the Board of Directors.  The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by shareholders, even if such proposed actions would be beneficial to our shareholders.  This could include discouraging bids even if such bid represents a premium over our then existing trading price and thereby prevent shareholders from receiving the maximum value for their shares.  The amendment has not been proposed by the Board of Directors for an anti-takeover related purpose and the Board of Directors has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

Vote Required
Proposal No. 6 to approve an amendment to the Company’s Certificate of Incorporation to permit action by written consent of the shareholders of the Company requires the affirmative vote of the holders of a majority of shares of common stock issued and outstanding and entitled to vote. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal. Brokerage firms have no authority to vote uninstructed shares on this proposal.
Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the approval of an amendment to the Company’s Certificate of Incorporation to permit action by written consent of the shareholders of the Company.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS OF THE COMPANY

PROPOSAL 7. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE VOTE REQUIRED TO APPROVE A PLAN OF MERGER OR ASSET TRANSFER UNDER SECTIONS 903 AND 909 OF THE NEW YORK BUSINESS CORPORATION LAW SHALL BE A MAJORITY OF THE SHARES ENTITLED TO VOTE THEREON

The Board of Directors has approved, subject to receipt of shareholder approval, an amendment to the Company's Certificate of Incorporation to provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 909 of the New York Business Corporation Law, as applicable, shall be a majority of the shares entitled to vote thereon. Currently, because the Company was incorporated prior to February 22, 1998, to effectuate a plan of merger or consolidation or a sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, the affirmative vote of the holders of two-thirds (2/3) of the shares of common stock issued and outstanding and entitled to vote is required. Sections 903 and 909 of the New York Business Corporation Law require the affirmative vote of the holders of only a majority of shares of common stock to effectuate these corporate actions for companies incorporated after February 22, 1998 or that otherwise provide for a majority vote in their Certificate of Incorporation. The Board of Directors believes that the approval thresholds under Section 903 and 909 for companies incorporated after February 22, 1998 should be implemented to better reflect current business practices. The text of the form of proposed amendment to the Company’s Certificate of Incorporation to reduce the vote required to approve a plan of merger or asset transfer is attached to this proxy statement as Appendix A.

This amendment will make it easier for Cemtrex, Inc. to assert its control over the Company and approve a merger or asset transfer, particularly if Cemtrex’s beneficial ownership of the Company’s common stock increases from its present level of 46.1% to in excess of 50%.

The Board of Directors believes the amendment is necessary and advisable in order to create flexibility in today’s competitive and rapidly changing environment. By allowing for increased flexibility in taking corporate actions, the effect of the amendment is expected to facilitate potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the common stock.

Vote Required
Proposal No. 7 to approve an amendment to the Company’s Certificate of Incorporation to provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 909 of the New York Business Corporation Law shall be a majority of the shares entitled to vote thereon requires the affirmative vote of the holders of two-thirds (2/3) of the shares of common stock issued and outstanding and entitled to vote. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal. Brokerage firms have no authority to vote uninstructed shares on this proposal.
Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the approval of an amendment to the Company’s Certificate of Incorporation to provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 909 of the New York Business Corporation Law shall be a majority of the shares entitled to vote thereon.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE VOTE REQUIRED TO APPROVE A PLAN OF MERGER OR ASSET TRANSFER UNDER SECTIONS 903 AND 909 OF THE NEW YORK BUSINESS CORPORATION LAW SHALL BE A MAJORITY OF THE SHARES ENTITLED TO VOTE THEREON

OTHER MATTERS
As of the date of this proxy statement, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If any other matters come before the annual meeting and shall be voted upon, the proposed proxy will be deemed to confer authority to the individuals named as authorized therein to vote the shares represented by the proxy as to any matters that fall within the purposes set forth in the notice of the annual meeting. It is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matters.

FINANCIAL STATEMENTS
A copy of the Company's Annual Report to Shareholders, including financial statements, for the fiscal year ended September 30, 2017 has been provided to all shareholders as of the Record Date. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.
MISCELLANEOUS INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely upon review of the copies of the Forms 3, 4 and 5 filed with the SEC, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them under Section 16(a) of the Exchange Act with respect to transactions during fiscal 2017.
Cost of Solicitation
The cost of soliciting proxies in the accompanying form will be paid by the Company. To the extent necessary in order to assure sufficient representation, the Company's officers and regular employees may request the return of proxies personally, by telephone or email. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and shareholders are urged to submit their proxies without delay.
Deadline for Submission of Shareholder Proposals for the 2019 Annual Meeting of Shareholders

Pursuant to Rule 14a-8 under the Exchange Act, proposals of shareholders intended to be presented at the 2019 Annual Meeting of Shareholders must be received by the Corporate Secretary of the Company at Vicon Industries, Inc., 135 Fell Court, Hauppauge, NY 11788 no later than December 17, 2018 and must comply with all other legal requirements in order to be included in the Company's proxy statement and form of proxy for that meeting. The Company’s Certificate of Incorporation and Bylaws do not otherwise provide procedures for shareholders to properly present proposals at annual meetings.

By Order of the Board of Directors,

Hauppauge, New York	Thomas C. Hamilton
October 11, 2018	Corporate Secretary

APPENDIX A

PROPOSED ARTICLES OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
VICON INDUSTRIES, INC.

Under Section 805 of the Business Corporation Law

The undersigned, being the Chief Executive Officer of Vicon Industries, Inc. (the “Corporation”), hereby certifies that:
1.     The name of the Corporation is Vicon Industries, Inc.
2.    The Certificate of Incorporation of the Corporation was filed with the Department of State of the State of New York on October 4, 1967.
3.    The Certificate of Incorporation is hereby amended to (i) increase the number of authorized shares of the Corporation’s common stock from 25 million shares to 75 million shares, (ii) provide for five million shares of “blank check” preferred stock, (iii) permit action by written consent of the shareholders of the Corporation holding the number of shares of capital stock that would be required to approve such action at a meeting of shareholders, and (iv) provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 906 of the Business Corporation Law shall be a majority of the shares entitled to vote thereon.
4.    To effect the foregoing amendments:
(a) Paragraph Fifth of the Certificate of Incorporation is amended and restated to read in its entirety as follows
“Fifth: The aggregate number of shares which the Corporation shall have the authority to issue, which shares shall not have preemptive rights, is 75,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”).
The Board Of Directors of the Corporation is hereby expressly authorized to provide for the issue of all of any of the remaining unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, and such designation, relative rights, preferences and limitations thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares of Preferred Stock.”
(b)    a new Paragraph Eighth is hereby added to the Certificate of Incorporation following Paragraph Seventh thereof, which shall read in its entirety as follows:
“Eighth: Any action permitted to be taken by the shareholders of the Corporation may be taken without a meeting by written consent, signed by not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted.”
(c)    a new Paragraph Ninth is hereby added to the Certificate of Incorporation following Paragraph Eighth thereof, which shall read in its entirety as follows:
“Ninth: The (i) adoption of a plan of merger or consolidation, or (ii) sale, lease, exchange or disposition of all or substantially all of the Corporation’s property or assets, in each case submitted to a vote of the shareholders of the Corporation shall require the affirmative vote of a majority of the shares of the Corporation entitled to vote thereon.”
5.    The amendments to the Certificate of Incorporation effected hereby was authorized by vote of the Board of Directors of the Corporation and by the affirmative vote of the holders of the requisite number of outstanding shares of common stock of the Corporation entitled to vote thereon at a meeting of the shareholders.
IN WITNESS WHEREOF, the undersigned has signed this Certificate this ___ day of ___, 2018.

_____________________________
Name: Saagar Govil
Title: Chief Executive Officer

A-1

C 1234567890

VICON

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Vote by Internet

- Go to **www.envisionreports.com/VCON**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vicon Industries, Inc. 2018 Annual Shareholder Meeting Notice

1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Vicon Industries, Inc. 2018 Annual Shareholder Meeting to be Held on November 20, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/VCON

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/VCON** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 1, 2018 to facilitate timely delivery.

2 N O T   C O Y

02X9RC

Vicon Industries, Inc. 2018 Annual Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Vicon Industries, Inc. 2018 Annual Meeting

The company suggests using Mapquest or a similar resource for directions specific to your starting point.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/VCON.** Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Vicon Industries, Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 1, 2018.

02X9RC

VICON

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on November 20, 2018.

Vote by Internet

- Go to **www.envisionreports.com/VCON**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 through 7.

1. Election of Directors:

	For	Withhold Authority		For	Withhold Authority
01 - Saagar Govil (term of office to expire in 2021)	☐	☐	02 - Aron Govil (term of office to expire in 2021)	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your instructions to be executed. — Date and Sign Below

NOTE: Please sign your name EXACTLY as your name appears on this proxy in box under Signature 1. All joint holders must sign individually in both boxes under Signature 1 and Signature 2. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title in box under Signature 2.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 3 9 2 1 2 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02X9OB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

VICON

Proxy — Vicon Industries, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints JOHN M. BADKE and WARREN WHITE and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Vicon Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at its corporate offices, located at 135 Fell Court, Hauppauge, New York, on Tuesday, November 20, 2018 at 10:00 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the accompanying Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before this meeting.

The Board of Directors recommends a vote FOR Proposals 1 through 7. The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR Proposals 1 through 7.

(Continued and to be signed on reverse side.)

YOUR VOTE IS IMPORTANT

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VICON

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 through 7.

1. Election of Directors:

	For	Withhold Authority		For	Withhold Authority
01 - Saagar Govil (term of office to expire in 2021)	☐	☐	02 - Aron Govil (term of office to expire in 2021)	☐	☐

B Authorized Signatures — This section must be completed for your instructions to be executed. — Date and Sign Below

NOTE: Please sign your name EXACTLY as your name appears on this proxy in box under Signature 1. All joint holders must sign individually in both boxes under Signature 1 and Signature 2. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title in box under Signature 2.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 9 2 1 2 2 2

02X9PB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

VICON

Proxy — Vicon Industries, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints JOHN M. BADKE and WARREN WHITE and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Vicon Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at its corporate offices, located at 135 Fell Court, Hauppauge, New York, on Tuesday, November 20, 2018 at 10:00 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the accompanying Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before this meeting.

The Board of Directors recommends a vote FOR Proposals 1 through 7. The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR Proposals 1 through 7.

(Continued and to be signed on reverse side.)

YOUR VOTE IS IMPORTANT

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.